Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Net sales	$ 547,542	$ 285,235
Costs and expenses:
Cost of products sold	504,457	244,248
Selling, general and administrative	22,011	12,467
Costs and Expenses	526,468	256,715
EARNINGS FROM OPERATIONS	21,074	28,520
Gain (loss) on economic hedges of risk	9,306	(11,636)
Interest expense	(2,218)	(255)
Other income	27	1,702
EARNINGS BEFORE INCOME TAXES	28,189	18,331
Provision for (benefit from) income taxes:
Current	3,519	4,826
Deferred	3,326	(561)
Income tax	6,845	4,265
NET EARNINGS	$ 21,344	$ 14,066
Net earnings per share:
Basic (in dollars per share)	$ 2.91	$ 2.04
Diluted (in dollars per share)	$ 2.91	$ 2.04